UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2	Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On November 5, 2019, The GEO Group, Inc. (“GEO” or the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the quarter and nine months ended September 30, 2019 and updating its financial guidance for full year 2019 and its revenue guidance for the fourth quarter of 2019. A copy of the Earnings Press Release is furnished hereto as Exhibit 99.1. GEO also held a conference call on November 5, 2019 to discuss these matters, a transcript of which is furnished hereto as Exhibit 99.2.

In the Earnings Press Release, GEO provided Net Operating Income, EBITDAre, Adjusted EBITDAre, Funds From Operations, Normalized Funds From Operations, Adjusted Funds From Operations and Adjusted Net Income for the quarter and nine months ended September 30, 2019 and the comparable prior-year periods that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Earnings Press Release presents the financial measure calculated and presented in accordance with GAAP, which is the most directly comparable to the Non-GAAP Information, with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Earnings Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is the most directly comparable to the Non-GAAP Information.

Net Operating Income is defined as revenues less operating expenses, excluding depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax. Net Operating Income is calculated as net income adjusted by subtracting equity in earnings of affiliates, net of income tax provision, and by adding income tax (benefit) provision, interest expense, net of interest income, gain/loss on extinguishment of debt, depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, gain/loss on real estate assets, pre-tax, and start-up expenses, pre-tax.

EBITDAre (EBITDA for real estate) is defined as net income adjusted by adding provisions for income tax, interest expense, net of interest income, depreciation and amortization, and gain/loss on real estate assets, pre-tax. Adjusted EBITDAre (Adjusted EBITDA for real estate) is defined as EBITDAre adjusted for net loss attributable to non-controlling interests, stock-based compensation expenses, pre-tax, and certain other adjustments as defined from time to time, including for the periods presented start-up expenses, pre-tax, legal related expenses, pre-tax, and escrow releases, pre-tax. Given the nature of GEO’s business as a real estate owner and operator, GEO believes that EBITDAre and Adjusted EBITDAre are helpful to investors as measures of its operational performance because they provide an indication of its ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into its business. GEO believes that by removing the impact of its asset base (primarily depreciation and amortization) and excluding certain non-cash charges, amounts spent on interest and taxes, and certain other charges that are highly variable from year to year, EBITDAre and Adjusted EBITDAre provide its investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates and operating costs, providing a perspective not immediately apparent from net income attributable to GEO.

The adjustments GEO makes to derive the non-GAAP measures of EBITDAre and Adjusted EBITDAre exclude items which may cause short-term fluctuations in income from continuing operations and which GEO does not consider to be the fundamental attributes or primary drivers of its business plan and they do not affect GEO’s overall long-term operating performance. EBITDAre and Adjusted

EBITDAre provide disclosure on the same basis as that used by GEO’s management and provide consistency in its financial reporting, facilitate internal and external comparisons of its historical operating performance and its business units and provide continuity to investors for comparability purposes.

Funds From Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds from Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented net Tax Cuts and Jobs Act (“TCJA”) impact, gain/loss on the extinguishment of debt, start-up expenses, legal related expenses, escrow releases, and tax effect of adjustments to FFO.

Adjusted Funds From Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as non-real estate related depreciation and amortization, stock based compensation expense, the amortization of debt issuance costs, discount and/or premium and other non-cash interest, and by subtracting recurring consolidated maintenance capital expenditures.

Adjusted Net Income is defined as Net Income Attributable to GEO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented net TCJA impact, gain/loss on real estate assets, gain/loss on the extinguishment of debt, start-up expenses, legal related expenses, escrow releases, and tax effect of adjustments to Net Income Attributable to GEO.

Because of the unique design, structure and use of GEO’s correctional facilities, processing centers, and reentry centers, the Company believes that assessing the performance of its correctional facilities, processing centers, and reentry centers without the impact of depreciation or amortization is useful and meaningful to investors. Although NAREIT has published its definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. GEO has modified FFO to derive Normalized FFO and AFFO that meaningfully reflect its operations.

GEO’s assessment of its operations is focused on long-term sustainability. The adjustments GEO makes to derive the non-GAAP measures of Normalized FFO and AFFO exclude items which may cause short-term fluctuations in net income attributable to GEO but have no impact on GEO’s cash flows, or the Company does not consider them to be fundamental attributes or the primary drivers of GEO’s business plan and they do not affect GEO’s overall long-term operating performance. GEO may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of GEO’s operational performance on the basis discussed above, even though such items may require cash settlement. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate as well as non-operational items and certain other charges that are highly variable from year to year, they provide GEO’s investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates, operating costs and interest costs, providing a perspective not immediately apparent from Net Income Attributable to GEO.

GEO believes the presentation of FFO, Normalized FFO and AFFO provide useful information to investors as they provide an indication of GEO’s ability to fund capital expenditures and expand its business. FFO, Normalized FFO and AFFO provide disclosure on the same basis as that used by GEO’s management and provide consistency in its financial reporting, facilitate internal and external comparisons of its historical operating performance and its business units and provide continuity to investors for comparability purposes. Additionally, FFO, Normalized FFO and AFFO are widely recognized measures in GEO’s industry as a real estate investment trust.

The Earnings Press Release contains reconciliation tables for Net Operating Income, EBITDAre, Adjusted EBITDAre, Funds from Operations, Normalized Funds from Operations, Adjusted Funds from Operations and Adjusted Net Income.

GEO has presented in the Earnings Press Release certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including, Net Operating Income, Adjusted EBITDAre, Funds from Operations, Normalized Funds from Operations, and Adjusted Funds from Operations. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While GEO has provided a high level reconciliation for the guidance ranges for full year 2019, it is unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking non-GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

The Non-GAAP Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a consolidated substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Information may differ from similarly titled measures presented by other companies. The Non-GAAP Information, as well as other information in the Earnings Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 5, 2019, announcing GEO’s financial results for the quarter ended September 30, 2019.

99.2	Transcript of Conference Call discussing GEO’s financial results for the quarter ended September 30, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

November 12, 2019	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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